UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT:  April 10, 2007

(Date of earliest event reported:  April 4, 2007)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 4, 2007, Enbridge Energy Partners, L.P. (the “Partnership”) entered into the Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”), by and among the Partnership, the lenders from time to time parties thereto, and Bank of America, N.A., as administrative agent (the “Agent”), which replaces the Partnership’s Amended and Restated Credit Agreement dated as of January 24, 2003 (as amended by the First Amendment, dated January 12, 2004, the Second Amendment, dated as of April 26, 2004, the Third Amendment, dated as of April 14, 2005,  the Fourth Amendment dated September 19, 2005, and the Commitment Increase Agreement dated March 13, 2006), by and among the Partnership, the lenders from time to time parties thereto, and the Agent.

Among other things, the Second Amended and Restated Credit Agreement: (i) increases the maximum principal amount of credit available at any one time to the Partnership from $1 billion to $1.25 billion; (ii) gives the Partnership the right to request increases in the maximum principal amount of credit available at any one time to the Partnership up to $1.5 billion; (iii) eliminates the sublimit on letters of credit; (iv) provides for a five-year facility that matures April 4, 2012, and permits the Partnership to request annual extensions of maturity and a one-year term out period upon maturity; (v) modifies the Partnership’s leverage ratio to include in the calculations of EBITDA (as defined in the Second Amended and Restated Credit Agreement) pro forma adjustments for material projects and to exclude from the calculation of Consolidated Funded Debt (as defined in the Second Amended and Restated Credit Agreement) certain amounts of preferred securities and subordinated debt that the Partnership or its designated subsidiaries may issue in the future; and (vi) eliminates the Partnership’s coverage ratio financial covenant.

The foregoing is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

10.1	Second Amended and Restated Credit Agreement dated as of April 4, 2007, by and among the Partnership, the lenders from time to time parties thereto, and Bank of America, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company,
Inc., its General Partner

Dated April 10, 2007	By:	/s/ Stephen Neyland
Stephen Neyland
Controller
(Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Second Amended and Restated Credit Agreement dated as of April 4, 2007, by and among the Partnership, the lenders from time to time parties thereto, and Bank of America, N.A., as administrative agent.